AMENDMENT NO. 4 TO THE
POOLING AND SERVICING AGREEMENT
THIS AMENDMENT NO. 4 (this “Amendment”) to the Pooling and Servicing Agreement is made as of October 15, 2020, by and among Navistar Financial Securities Corporation, a Delaware corporation (“NFSC”), Navistar Financial Corporation, a Delaware corporation (“Navistar Financial”), and Navistar Financial Dealer Note Master Owner Trust II, as issuing entity (the “Issuing Entity”).
NFSC, as Depositor, Navistar Financial, as Servicer, and the Issuing Entity are parties to a Pooling and Servicing Agreement, dated as of November 2, 2011, as amended by Amendment No. 1, dated as of February 13, 2013, and Amendment No. 2, dated as of November 13, 2014 and Amendment No. 3, dated as of April 12, 2019 (as amended, the “Pooling and Servicing Agreement”). The Depositor, the Servicer and the Issuing Entity have agreed to amend the Pooling and Servicing Agreement in the manner set forth herein. Capitalized terms used herein but not otherwise defined have the meanings set forth in the Pooling and Servicing Agreement.
1.Amendment to Section 3.06. Section 3.06 of the Pooling and Servicing Agreement is hereby deleted in its entirety and replaced with the following:
SECTION 3.06 Annual Independent Public Accountants’ Servicing Report. On or about April 15 of each calendar year, beginning on the first occurrence of April 15 following the Effective Date, the Servicer shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer or the Depositor or any of their Affiliates) to furnish a report to the Indenture Trustee and the Servicer providing an opinion on Navistar Financial Corporation management’s assertion about compliance with the servicing standards set forth in Sections 3.01, 7.07 and Article IV of this Agreement, and that Navistar Financial Corporation has prepared the monthly servicing certificates as set forth in Section 3.04(b) of this Agreement. A copy of any such reports may be obtained by any Noteholder by a request in writing to the Indenture Trustee addressed to its Corporate Trust Office.
2.Effectiveness. This Amendment shall become effective, valid and binding upon receipt by Navistar Financial of signature page from each of the signatories hereto executed and delivered by an authorized individual on behalf of such signatory by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Delivery of any such faxed, scanned, or photocopied manual signature, or other electronic signature, or a signed copy of, this Amendment may be made by facsimile, email or other electronic transmission. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

3.Limitation of Liability of Owner Trustee. It is expressly understood and agreed by the parties hereto that (i) this Amendment is executed and delivered by Deutsche Bank Trust Company Delaware not individually or personally but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuing Entity is made and intended not as a personal representation, undertaking or agreement by Deutsche Bank Trust Company Delaware but is made and intended for the purpose of binding only the Issuing Entity, (iii) nothing herein contained will be construed as creating any liability on Deutsche Bank Trust Company Delaware individually or personally, to perform any covenant of the Issuing Entity either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Amendment and by any Person claiming by, through or under them and (iv) under no circumstances will Deutsche Bank Trust Company Delaware be personally liable for the payment of any indebtedness or expenses of the Issuing Entity or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuing Entity under this Amendment or any related documents.
4.Miscellaneous. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, without reference to the conflict of law provisions thereof or any other jurisdiction, other than Section 5-1401 and Section 5-1402 of the New York General Obligations Law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws. The provisions of this Amendment shall be deemed to be incorporated in, and made a part of, the Pooling and Servicing Agreement; and the Pooling and Servicing Agreement, as amended by this Amendment, shall be read, taken and construed as one and the same instrument.
5.Certificateholder. By its execution of this Amendment, NFSC, as the sole certificateholder holding 100% of the Ownership Interest (as defined in the Trust Agreement), acknowledges receipt of the notification required by Section 11.01(d) of the Pooling and Servicing Agreement, waives the prior notice requirement with respect to the Amendment required by Section 4.1 of the Trust Agreement and hereby authorizes and in accordance with Section 6.4 of the Trust Agreement directs the Owner Trustee to execute this Amendment on behalf of the Issuing Entity. The Certificateholder hereby certifies that it is the sole certificateholder of the Issuing Entity.
6.Series 2012-VFN Noteholders. By its execution of this Amendment, each of Bank of America, National Association, New York Life Insurance Company and New York Life and Annuity Corporation, as the Series 2012-VFN Noteholders, acknowledges receipt of the notification required by Section 11.01(d) of the Pooling and Servicing Agreement.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to the Pooling and Servicing Agreement to be duly executed by their respective officers as of the date first written above.
NAVISTAR FINANCIAL SECURITIES CORPORATION,
as Depositor

By:    /s/ WILLIAM V. MCMENAMIN
Name: William V. McMenamin
Title: President

NAVISTAR FINANCIAL CORPORATION,
as Servicer

By:    /s/ WILLIAM V. MCMENAMIN
Name: William V. McMenamin
Title: President

NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST II,
By: Deutsche Bank Trust Company Delaware, as Owner Trustee and not in its individual capacity

By:    /s/ RONALDO REYES
Name: Ronaldo Reyes
Title: Vice President

By:    /s/ AMY MCNULTY
Name: Amy McNulty
Title: Assistant Vice President

The undersigned hereby consent to the
execution of this Amendment No. 4 to the Pooling and Servicing Agreement

BANK OF AMERICA, NATIONAL ASSOCIATION,
as Administrative Agent

By: /s/ LAUREN BURKE KOHR
Name: Lauren Burke Kohr
Title: Managing Director

BANK OF AMERICA, NATIONAL ASSOCIATION,
as a Committed Purchaser and Managing Agent for
the Bank of America Purchaser Group

By: /s/ LAUREN BURKE KOHR
Name: Lauren Burke Kohr
Title: Managing Director

NEW YORK LIFE INSURANCE COMPANY,
as a Committed Purchaser and Managing Agent for
the NY Life Purchaser Group

By: /s/ SCOTT R. SEEWALD
Name: Scott R. Seewald
Title: Vice President

NEW YORK LIFE INSURANCE AND
ANNUITY CORPORATION,
as a Committed Purchaser and Managing Agent for
the NYLIAC Purchaser Group

By: /s/ SCOTT R. SEEWALD
Name: Scott R. Seewald
Title: Managing Director
Title: